Exhibit 23.10


                              ACCOUNTANTS' CONSENT

The Board of Directors of MeriStar Hospitality Corporation:


           We consent to the use of our report incorporated herein by reference into Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-66229) of MeriStar Hospitality Corporation and to the reference to our firm under the heading "Experts" in the Registration Statement.


Houston, Texas                             /s/ Mann Frankfort Stein & Lipp, P.C.
November 10, 1998



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